Exhibit 99.2

LXP
INDUSTRIAL TRUST

600

QUARTERLY SUPPLEMENTAL INFORMATION

FOURTH QUARTER 2022

TABLE OF CONTENTS December 31, 2022

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	17
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	18
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULE	19
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	20
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	30
		DEBT MATURITY SCHEDULE	32
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	33
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	34
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	35
PORTFOLIO DATA
SAME STORE DATA	15	APPENDIX - OTHER PORTFOLIO	39
INDUSTRIAL PORTFOLIO INFORMATION	16
		INVESTOR INFORMATION	40

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of LXP Industrial Trust (“LXP”), which may cause actual results, performance or achievements of LXP and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates, (2) the outbreak of highly infectious or contagious diseases, (3) the authorization by LXP's Board of Trustees of future dividend declarations, (4) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (5) the failure to continue to qualify as a real estate investment trust, (6) changes in general business and economic conditions, including the impact of any legislation, (7) competition, (8) inflation, increases in real estate construction costs and construction schedule delays, (9) changes in financial markets and interest rates, (10) changes in accessibility of debt and equity capital markets, (11) future impairment charges, and (12) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS December 31, 2022

LXP is a real estate investment trust ("REIT") focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP's investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.13 per diluted common share	# of Properties:	116

- Adjusted Company FFO - $0.17 per diluted common share	# of States:	21

- Completed 0.6 million square feet of new leases and lease extensions, raising industrial Base and Cash Base Rents by 38.1% and 42.6%, respectively	Square Footage:	54.0 million

- Industrial Same-Store NOI increased 6.7% quarter to date 2022 compared to 2021	Ongoing Development Projects:	6

- Leased approximately 100 acres of industrial development land in the Phoenix, AZ market for 20-years	Portfolio % Leased:	99.5%

- Completed construction of a warehouse/distribution facility containing 0.8 million square feet in the Greenville/Spartanburg, South Carolina market	# of Leases:	139

- Invested an aggregate of $67.6 million in development activities, including $53.3 million in six ongoing development projects	Weighted-Average Lease Term (ABR):	6.2 years

- Disposed of four properties for an aggregate gross sales price of $49.6 million	Weighted-Average Age:	9.4 years

- Net Debt to Adjusted EBITDA ratio was 6.4x at quarter end	Developable Land:(1)	537 acres

Footnote

(1)	Includes consolidated and non-consolidated developable land.

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data)

	December 31, 2022	December 31, 2021

Assets:
Real estate, at cost	$3,691,066	$3,583,978
Real estate - intangible assets	328,607	341,403
Land held for development	84,412	104,160
Investments in real estate under construction	361,924	161,165
Real estate, gross	4,466,009	4,190,706
Less: accumulated depreciation and amortization	800,470	655,740
Real estate, net	3,665,539	3,534,966
Assets held for sale	66,434	82,586
Right-of-use assets, net	23,986	27,966
Cash and cash equivalents	54,390	190,926
Restricted cash	116	101
Investments in non-consolidated entities	58,206	74,559
Deferred expenses, net	25,207	18,861
Investment in a sales-type lease, net	61,233	—
Rent receivable - current	3,030	3,526
Rent receivable - deferred	71,392	63,283
Other assets	24,314	8,784
Total assets	$4,053,847	$4,005,558

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$72,103	$83,092
Term loan payable, net	298,959	298,446
Senior notes payable, net	989,295	987,931
Trust preferred securities, net	127,694	127,595
Dividends payable	38,416	37,425
Liabilities held for sale	1,150	3,468
Operating lease liabilities	25,118	29,094
Accounts payable and other liabilities	74,261	77,607
Accrued interest payable	9,181	8,481
Deferred revenue - including below market leases, net	11,452	14,474
Prepaid rent	15,215	14,717
Total liabilities	1,662,844	1,682,330

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 291,719,310 and 283,752,726 shares issued and outstanding in 2022 and 2021, respectively	29	28
Additional paid-in-capital	3,320,087	3,252,506
Accumulated distributions in excess of net income	(1,079,087)	(1,049,434)
Accumulated other comprehensive income (loss)	17,689	(6,258)
Total shareholders' equity	2,352,734	2,290,858
Noncontrolling interests	38,269	32,370
Total equity	2,391,003	2,323,228
Total liabilities and equity	$4,053,847	$4,005,558

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three months ending December 31,		Twelve months ending December 31,
	2022	2021	2022	2021

Gross revenues:
Rental revenue	$79,243	$85,374	$313,992	$339,944
Other revenue	1,861	1,108	7,253	4,053
Total gross revenues	81,104	86,482	321,245	343,997
Expenses applicable to revenues:
Depreciation and amortization	(45,922)	(46,135)	(180,567)	(176,714)
Property operating	(12,647)	(13,553)	(54,870)	(47,314)
General and administrative	(9,621)	(10,763)	(38,714)	(35,458)
Transaction costs	(4,121)	(227)	(4,177)	(432)
Non-operating income	582	411	935	1,364
Interest and amortization expense	(12,659)	(11,538)	(45,417)	(46,708)
Debt satisfaction losses, net	—	(672)	(119)	(13,894)
Impairment charges	(580)	(3,493)	(3,037)	(5,541)
Change in allowance for credit loss	(93)	—	(93)	—
Gains on sales of properties	6,143	262,507	59,094	367,274
Selling profit from sales-type leases	37,745	—	47,059	—
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	39,931	263,019	101,339	386,574
Provision for income taxes	(151)	(307)	(1,102)	(1,293)
Equity in earnings (losses) of non-consolidated entities	426	59	16,006	(190)
Net income	40,206	262,771	116,243	385,091
Less net income attributable to noncontrolling interests	(1,733)	(481)	(2,460)	(2,443)
Net income attributable to LXP Industrial Trust shareholders	38,473	262,290	113,783	382,648
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)	(6,290)	(6,290)
Allocation to participating securities	(35)	(258)	(186)	(510)
Net income attributable to common shareholders	$36,866	$260,460	$107,307	$375,848

Net income attributable to common shareholders - per common share basic	$0.13	$0.93	$0.38	$1.35
Weighted-average common shares outstanding - basic	274,928,363	281,383,061	279,887,760	277,640,835

Net income attributable to common shareholders - per common share diluted	$0.13	$0.90	$0.38	$1.34
Weighted-average common shares outstanding - diluted	276,118,668	292,782,489	282,473,458	287,369,742

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data)

	Three months ending December 31,		Twelve months ending December 31,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$36,866	$260,460	$107,307	$375,848
Adjustments:
Depreciation and amortization	45,125	45,391	177,725	173,833
Impairment charges - real estate, including our share of non-consolidated entities	838	3,493	8,137	5,541
Noncontrolling interest - OP units	9	281	156	1,672
Amortization of leasing commissions	797	744	2,842	2,881
Joint venture and noncontrolling interest adjustment	2,527	2,026	11,112	8,370
Gain on sales of properties, including our share of non-consolidated entities	(7,759)	(262,507)	(83,562)	(367,274)
FFO available to common shareholders and unitholders - basic	78,403	49,888	223,717	200,871
Preferred dividends	1,572	1,572	6,290	6,290
Amount allocated to participating securities	35	258	186	510
FFO available to common equityholders and unitholders - diluted	80,010	51,718	230,193	207,671
Selling profit from sales-type leases(1)	(37,745)	—	(47,059)	—
Allowance for credit losses	93	—	93	—
Transaction costs(2)	4,121	227	4,177	432
Debt satisfaction losses, net, including our share of non-consolidated entities	1	672	1,615	13,894
Other non-recurring costs(3)	—	1,199	2,573	1,199
Noncontrolling interest adjustments	1,469	—	1,469	—
Adjusted Company FFO available to all equityholders and unitholders - diluted	$47,949	$53,816	$193,061	$223,196

Per Common Share and Unit Amounts:
Basic:
FFO	$0.28	$0.18	$0.80	$0.72

Diluted:
FFO	$0.28	$0.18	$0.80	$0.72
Adjusted Company FFO	$0.17	$0.18	$0.67	$0.78

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	274,928,363	281,383,061	279,887,760	277,640,835
Operating partnership units (4)	835,555	897,290	853,259	1,918,845
Weighted-average common shares outstanding - basic FFO	275,763,918	282,280,351	280,741,019	279,559,680

Diluted:
Weighted-average common shares outstanding - diluted EPS	276,118,668	292,782,489	282,473,458	287,369,742
Unvested share-based payments awards	—	70,114	17,381	44,261
Preferred shares - Series C	4,710,570	—	4,710,570	—
Weighted-average common shares outstanding - diluted FFO	280,829,238	292,852,603	287,201,409	287,414,003

(1)	Aggregate gains recognized upon entering into a sales-type lease and exercises of tenant's purchase options in leases.
(2)	Includes initial direct costs incurred in connection with entering into investments classified as sales-type leases and other acquisition related costs.
(3)	Includes strategic alternatives and costs related to shareholder activism.
(4)	Includes OP units other than OP units held by us.

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands)

	Three months ending December 31,		Twelve months ending December 31,
	2022	2021	2022	2021

Adjusted Company FFO available to all equityholders and unitholders - diluted	$47,949	$53,816	$193,061	$223,196

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(2,519)	(4,178)	(11,412)	(12,324)
Lease incentives	127	175	518	780
Amortization of above/below market leases	(449)	(340)	(1,865)	(1,551)
Lease termination payments, net	—	(330)	—	551
Sales-type lease non-cash income	(342)	—	(342)	—
Non-cash interest	819	825	3,278	3,300
Non-cash charges, net	1,846	1,796	7,483	7,137
Capitalized interest and internal costs	(2,549)	(850)	(8,014)	(2,974)
Second generation tenant improvements	(78)	(4,214)	(5,094)	(8,392)
Second generation lease costs	(475)	(1,810)	(2,613)	(7,151)
Joint venture and non-controlling interests adjustment	(103)	(194)	(211)	(375)
Company Funds Available for Distribution	$44,226	$44,696	$174,789	$202,197

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Net Operating Income ("NOI"):	Three months ending December 31,		Twelve months ending December 31,
	2022	2021	2022	2021

Net income	$40,206	$262,771	$116,243	$385,091

Interest and amortization expense	12,659	11,538	45,417	46,708
Provision for income taxes	151	307	1,102	1,293
Depreciation and amortization	45,922	46,135	180,567	176,714
General and administrative	9,621	10,763	38,714	35,458
Transaction costs	4,121	227	4,177	432
Non-operating/advisory fee income	(1,934)	(1,163)	(6,550)	(4,402)
Gains on sales of properties	(6,143)	(262,507)	(59,094)	(367,274)
Impairment charges	580	3,493	3,037	5,541
Selling profit from sales-type leases	(37,745)	—	(47,059)	—
Equity in (earnings) losses of non-consolidated entities	(426)	(59)	(16,006)	190
Debt satisfaction losses, net	—	672	119	13,894
Lease termination income, net	—	(1,185)	(238)	(14,972)
Straight-line adjustments	(2,519)	(4,178)	(11,412)	(12,324)
Lease incentives	127	175	518	780
Amortization of above/below market leases	(449)	(340)	(1,865)	(1,551)
Sales-type lease adjustments	(249)	—	(249)	—
NOI	63,922	66,649	247,421	265,578

Less NOI:
Acquisitions, development and dispositions	(8,406)	(14,120)	(44,162)	(71,618)
Same-Store NOI	$55,516	$52,529	$203,259	$193,960

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Adjusted EBITDA:	Twelve months ended
12/31/2022
Net income attributable to
LXP Industrial Trust shareholders	$113,783
Interest and amortization expense	45,417
Provision for income taxes	1,102
Depreciation and amortization	180,567
Straight-line adjustments	(11,412)
Sales-type lease non-cash income	(342)
Lease incentives	518
Amortization of above/below market leases	(1,865)
Gains on sales of properties	(59,094)
Impairment charges	3,037
Debt satisfaction losses, net	119
Selling profit from sales-type leases	(47,059)
Sales-type lease adjustments	4,212
Non-cash charges, net	7,483
Non-recurring strategic alternatives and activism costs	2,573

Pro-rata share adjustments:
Non-consolidated entities adjustment	(325)
Noncontrolling interests adjustment	1,591

Adjusted EBITDA	$240,305

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2019	12/31/2020	12/31/2021	12/31/2022
Adjusted Company FFO Payout Ratio	51.6%	55.6%	56.7%	72.4%

Unencumbered Assets	$3.3 billion	$3.8 billion	$4.2 billion	$4.5 billion

Unencumbered NOI	84.1%	89.3%	92.6%	93.4%

(Debt + Preferred) / Gross Assets	34.5%	32.5%	33.4%	32.1%

Debt/Gross Assets	32.1%	30.4%	31.4%	30.1%

Secured Debt / Gross Assets	9.6%	3.1%	1.7%	1.5%

Unsecured Debt / Unencumbered Assets	28.2%	32.1%	33.5%	31.3%

Net Debt / Adjusted EBITDA (2)	4.9x	4.8x	5.5x	6.4x

(Net Debt + Preferred) / Adjusted EBITDA (2)	5.3x	5.1x	5.8x	6.9x

Credit Facilities Availability (3)	$600.0 million	$600.0 million	$600.0 million	$600.0 million

Footnotes

(1)	LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months.
(3)	Subject to covenant compliance.

OTHER FINANCIAL DATA 12/31/2022 ($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2023	$275,360	$267,047	$(8,313)
2024	246,889	243,797	(3,092)
Balance Sheet

Other assets	$24,314
The components of other assets are:
Deposits	$2,329
Equipment	301
Prepaids	918
Note receivable	1,470
Other receivables	425
Deferred lease incentives	2,535
Derivative asset	16,318
Deferred asset	18

Accounts payable and other liabilities	$74,261
The components of accounts payable and other liabilities are:
Accounts payable and accrued expenses	$25,078
Development, CIP and other accruals	42,962
Taxes	421
Deferred lease costs	1,989
Deposits	3,784
Transaction costs	27

Footnote

(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 12/31/2022, and (iii) no properties are sold or acquired after 12/31/2022.

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY 12/31/2022

	STABILIZED DEVELOPMENT
	Property Type	Market		Square Feet	Initial Cost Basis ($000)	Month Stabilized	Primary Lease Expiration		Percent Leased at Completion
Consolidated
1	Industrial (1)	Greenville/Spartanburg	SC	797,936	$64,067	December	04	/2035	100%

1	TOTAL STABILIZED DEVELOPMENT			797,936	$64,067

CAPITAL RECYCLING
	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (2)	Annualized NOI ($000)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
Consolidated
1	Kalamazoo	MI	Other	$1,175	$(968)	$(948)	October	35%	$7.78
2	Henderson(3)	NC	Industrial	6,841	279	497	December	100%	46.40
3	Phoenix	AZ	Other	5,250	507	629	December	56%	37.79
4	Romulus	MI	Industrial	36,378	594	2,484	December	100%	72.75

4	TOTAL CONSOLIDATED PROPERTY DISPOSITIONS			$49,644	$412	$2,662

Non - Consolidated (4)
1	Parachute	CO	Office	$16,718	$839	$1,265	October	100%	$341.03
2	Houston	TX	Office	13,368	483	1,064	December	87%	169.44
3	Schaumburg	IL	Office	7,200	3,126	4,947	December	0%	22.70

3	TOTAL NON-CONSOLIDATED PROPERTY DISPOSITIONS			$37,286	$4,448	$7,276

Footnotes

(1)	Substantially completed and placed into service development project. LXP owns 90%. Initial cost basis excludes $3.0 million of lease commissions and certain remaining costs, including developer partner promote, if any. LXP funded an aggregate of $60.1 million as of December 31, 2022 for this project.
(2)	Generally, quarterly period prior to sale annualized.
(3)	Tenant exercised fixed-rate purchase option in the lease.
(4)	LXP owns 20%. The joint venture satisfied $36.3 million of non-recourse debt in connection with the sales.

DEVELOPMENT SUMMARY 12/31/2022

ONGOING:

	Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Project Cost ($000)(1)	GAAP Investment Balance as of 12/31/22 ($000)	LXP Amount Funded as of 12/31/22 ($000)(2)	Actual/Estimated Building Completion Date	% Leased as of 12/31/22
Consolidated
1	The Cubes at Etna East (95%)(3)	1	Columbus, OH	1,074,840	$72,850	$61,171	$58,455	3Q 2022	0%
2	Ocala (80%)	1	Central Florida	1,085,280	83,100	73,737	63,388	1Q 2023	0%
3	Mt. Comfort (80%)	1	Indianapolis, IN	1,053,360	65,500	59,379	49,848	1Q 2023	0%
4	South Shore (100%)	2	Central Florida	270,885	40,500	25,782	13,553	2Q 2023	0%
5	Cotton 303 (93%)(4)	2	Phoenix, AZ	880,678	84,200	64,682	56,570	1Q 2023 - 2Q 2023	45%
6	Smith Farms (90%)(5)	2	Greenville/Spartanburg, SC	1,396,884	101,550	77,173	67,780	1Q 2023 - 2Q 2023	0%
6	Total Consolidated Development Projects				$447,700	$361,924	$309,594

LAND HELD FOR DEVELOPMENT:

	Project (% owned)	Market	Approx. Developable Acres	GAAP Investment Balance as of 12/31/2022 ($000)	LXP Amount Funded as of 12/31/2022 ($000)(2)
Consolidated
1	Reems & Olive (95.5%)(6)	Phoenix, AZ	320	$77,379	$73,957
2	Mt. Comfort Phase II (80%)	Indianapolis, IN	116	5,301	4,213
3	ATL Fairburn (100%)	Atlanta, GA	14	1,732	1,736
3	Total Consolidated Land Projects		450	$84,412	$79,906

	Project (% owned)	# of Buildings	Market	Approx. Developable Acres	GAAP Investment Balance as of 12/31/2022 ($000)	LXP Amount Funded as of 12/31/2022 ($000)(2)
Non - Consolidated
1	ETNA Park 70 (90%)	TBD	Columbus, OH	66	$12,975	$13,599
2	ETNA Park 70 East (90%)	TBD	Columbus, OH	21	2,126	2,363
2	Total Non-Consolidated Land Projects			87	$15,101	$15,962

Footnotes

(1)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote, if any.
(2)	Excludes noncontrolling interests' share.
(3)	Base building achieved substantial completion. Property not in service as of December 31, 2022.
(4)	Pre-leased 392,278 square foot facility subject to a 10-year lease commencing upon substantial completion of the facility and notice to the tenant.
(5)	In December 2022, substantially completed and placed into service a 797,936 square foot facility subject to a 12-year lease that commenced upon substantial completion of the facility. Remaining two projects ongoing.
(6)	Ground leased approximately 100 acres of the original 420 acre developable land parcel located in the Phoenix, AZ market.

CAPITAL EXPENDITURES AND LEASING COSTS (1) 12/31/2022 ($000)

	Twelve months ending December 31,
	2022	2021
First Generation Costs
Tenant Improvements	$5,756	$—
Leasing Costs	2,543	1,022
Base Building	2,558	738
Total First Generation Costs	$10,857	$1,760

Second Generation Costs
Tenant Improvements
Industrial	$5,094	$7,109
Other	—	1,283
Total Second Generation Tenant Improvements	$5,094	$8,392
Leasing Costs
Industrial	$2,490	$6,414
Other	123	737
Total Second Generation Leasing Costs	$2,613	$7,151
Building Improvements
Industrial	$18,631	$5,073
Other	—	1,004
Total Second Generation Building Improvements	$18,631	$6,077

Total Second Generation Costs	$26,338	$21,620

Total Capital Expenditures and Leasing Costs	$37,195	$23,380

Footnote

(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any.

SAME STORE DATA 12/31/2022 ($000)

Same-Store NOI			Same-Store NOI by Components

	Consolidated		Industrial		Other
	Three months ended December 31,		Three months ended December 31,		Three months ended December 31,
QUARTER	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$56,179	$53,483	$50,747	$47,993	$5,432	$5490
Tenant Reimbursements	9,873	10,445	8,142	8,958	1,731	1,487
Property Operating Expenses	(10,536)	(11,399)	(8,469)	(9,695)	(2,067)	(1,704)
Same-Store NOI	$55,516	$52,529	$50,420	$47,256	$5,096	$5,273

Change in Same-Store NOI	5.7%		6.7%		-3.4%

Same-Store # of Properties	97	97	90	90	7	7

Same-Store Percent Leased(1)	99.8%	99.8%	99.8%	99.7%	99.4%	100.0%

	Consolidated		Industrial		Other
	Twelve months ended December 31,		Twelve months ended December 31,		Twelve months ended December 31,
YEAR TO DATE	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$207,087	$197,684	$185,688	$176,537	$21,399	$21,147
Tenant Reimbursements	35,221	33,186	29,095	27,901	6,126	5,285
Property Operating Expenses	(39,049)	(36,910)	(31,519)	(30,472)	(7,530)	(6,438)
Same-Store NOI	$203,259	$193,960	$183,264	$173,966	$19,995	$19,994

Change in Same-Store NOI	4.8%		5.3%		0.0%

Same-Store # of Properties	85	85	78	78	7	7

Same-Store Percent Leased(1)	99.8%	99.7%	99.8%	99.7%	99.4%	100.0%

Footnotes

(1)	At 12/31/2022.

INDUSTRIAL PORTFOLIO INFORMATION 12/31/2022

Markets (1)	ABR % as of 12/31/2022
Phoenix, AZ	11.1%
Greenville/Spartanburg, SC	9.5%
Atlanta, GA	8.7%
Memphis, TN	8.0%
Houston, TX	5.9%
Cincinnati/Dayton, OH	5.7%
Indianapolis, IN	5.6%
Dallas/Ft. Worth, TX	5.5%
Nashville, TN	3.8%
Chicago, IL	3.5%
Central Florida	3.2%
Columbus, OH	3.1%
Savannah, GA	2.7%
Jackson, MS	2.6%
St. Louis, MO	2.3%
DC/Baltimore, MD	2.3%
Charlotte, NC	2.2%
New York/New Jersey	2.1%
Cleveland, OH	2.0%
Champaign-Urbana, IL	1.6%
Total Industrial Portfolio Concentration (2)	91.2%
Industries	ABR % as of 12/31/2022
Consumer Products	23.3%
Transportation/Logistics	20.0%
E-Commerce	14.9%
Automotive	12.9%
Food	9.7%
Construction/Materials	9.3%
Apparel	2.3%
Technology	2.2%
Retail Department	2.2%
Specialty	1.8%
Total Industrial Portfolio Concentration (2)	98.6%

Additional Information
# of Properties	109
Square Feet	52,544,497
% Investment Grade (3)	56.5%
% of ABR(4)	92.0%
% Leased	99.5%
Weighted-Average Age (Years)(5)	8.8
Weighted-Average ABR per SF(6)	$4.47
Weighted-Average Lease Term (Years)(7)	6.5
% with Fixed Escalation(8)	95.7%
Average Annual Rent Escalation(8)	2.5%
Average Building Size (SF)	491,070
Average Clear Height (Feet)(9)	32.8
% Top 25 Markets(10)	76.9%
% Top 50 Markets(10)	91.9%
Mortgage Debt ($000)	$65,981

Footnotes

(1)	Based on CoStar.com inventory data.

(2)	Total shown may differ from detailed amounts due to rounding.

(3)	Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.

(4)	Based on ABR for consolidated properties owned.

(5)	Weighting based on square footage, excluding land parcels.

(6)	Excludes land assets and all vacant square footage.

(7)	Weighting based on ABR.

(8)	Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant). Average Annual Rent Escalation based on next rent step percentages.

(9)	Based on internal and external sources.
(10)	Percent of ABR based upon CoStar.com inventory data.

TOP 15 TENANTS 12/31/2022

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	ABR as of 12/31/2022 ($000)	ABR % as of 12/31/2022 ($000) (2)(4)
Amazon	Industrial	2026-2033	6	3,864,731	7.2%	$18,241	6.8%
Nissan	Industrial	2027	2	2,971,000	5.5%	12,908	4.8%
Kellogg	Industrial	2027-2029	3	2,801,916	5.2%	9,575	3.6%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.4%	8,773	3.3%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.2%	7,386	2.7%
Xerox	Office	2023	1	202,000	0.4%	7,070	2.6%
Watco	Industrial	2038	1	132,449	0.2%	6,318	2.4%
Morgan Lewis (5)	Office	2024	1	289,432	0.5%	5,860	2.2%
Fedex	Industrial	2028	2	292,021	0.5%	5,728	2.1%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,396	2.0%
Aligned Data Centers (6)	Industrial	2042	1	—	0.0%	5,228	1.9%
Undisclosed (7)	Industrial	2034	1	1,318,680	2.5%	5,198	1.9%
Olam	Industrial	2024 & 2037	2	1,196,614	2.2%	4,993	1.9%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,868	1.8%
Owens Corning	Industrial	2025-2027	3	863,242	1.6%	4,860	1.8%

			32	19,869,431	37.0%	$112,402	41.8%

Footnotes

(1)	Tenant, guarantor or parent.

(2)	Total shown may differ from detailed amounts due to rounding.

(3)	Excludes vacant square feet.

(4)	Based on ABR for consolidated properties owned.

(5)	Includes parking operations.

(6)	Industrial development leased land, which is included in industrial portfolio.

(7)	Lease restricts certain disclosures.

QUARTERLY LEASING SUMMARY 12/31/2022

	NEW LEASES - FIRST GENERATION(1)
	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(2)
	Industrial
1	Greer	SC	12 /2027	81,058	$531	$507

1	TOTAL NEW LEASES - FIRST GENERATION			81,058	$531	$507

	SECOND GENERATION
	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)(3)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)(3)
	LEASE EXTENSIONS
	Industrial
1	Dallas	TX	08 /2023	09 /2026	510,400	$2,365	$1,713	$2,526	$1,771

1	TOTAL EXTENDED LEASES - INDUSTRIAL - SECOND GENERATION				510,400	$2,365	$1,713	$2,526	$1,771

	INDUSTRIAL DEVELOPMENT LEASED LAND
	Location			Lease Expiration Date	Approx. Acres	New Base Rent Per Annum ($000)(2)		New Cash Base Rent Per Annum ($000)(2)

1	Glendale(4)	AZ		11 /2042	100	$7,427		$5,228

1	TOTAL INDUSTRIAL DEVELOPMENT LEASED LAND				100	$7,427		$5,228

Footnotes

(1)	No prior lease, acquisition vacancy.

(2)	Assumes 12 months rent from the later of 1/1/2023 or lease commencement/extension, excluding free rent periods as applicable.

(3)	Rent from prior tenants for square feet leased.

(4)	Leased approximately 100 acres of the original 420 acre developable land parcel located in the Phoenix, AZ market, subject to a 20-year ground lease (with three, 10-year extension options) commenced November 2022. The initial annual rent payments are $5.2 million and escalate by 4% annually.

LEASE ROLLOVER SCHEDULE - INDUSTRIAL 12/31/2022 ($000)

Year	Number of Leases Expiring	ABR as of 12/31/2022	Percent of ABR as of 12/31/2022	Percent of ABR as of 12/31/2021(2)
2023	2	$3,419	1.4%	4.2%
2024	21	26,533	10.7%	11.5%
2025	13	17,784	7.2%	7.0%
2026	24	29,917	12.1%	12.2%
2027	15	37,026	15.0%	13.9%
2028	7	15,335	6.2%	6.4%
2029	10	23,063	9.3%	9.3%
2030	9	26,104	10.6%	11.2%
2031	11	18,958	7.7%	7.1%
2032	3	5,232	2.1%	3.6%
Thereafter	14	43,799	17.7%	12.9%

Total (1)	129	$247,170	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

(2)	12/31/2021 is restated based on ABR.

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2023	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	—	257,835	1,231	1,294
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	—	676,000	2,031	2,125
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	—	408,000	2,001	2,035
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	15	741,880	2,281	2,530
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	—	118,211	495	515
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	—	851,370	2,658	2,758
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	—	53,240	264	298
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	—	320,190	1,800	1,801
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	—	927,742	2,855	2,993
		Nashville, TN	6050 Dana Way	Antioch	TN	—	11,238	146	146
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	—	370,000	1,442	1,476
	6/30/2024	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	—	194,936	1,024	1,003
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	—	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	—	75,320	360	360
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	—	102,863	530	551
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	—	119,295	596	596
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	—	701,819	1,985	2,014
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	—	58,202	228	254
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	—	500,556	2,269	2,293
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	—	324,535	1,716	1,738
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	—	95,832	469	444
		Chicago, IL	3686 South Central Ave.	Rockford	IL	—	93,000	395	395
		Chicago, IL	749 Southrock Dr.	Rockford	IL	—	150,000	638	645
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	—	124,251	653	652

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2025	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	—	248,240	1,237	1,234
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	—	604,852	5,323	5,396
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	—	355,527	1,818	1,819
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	—	380,000	1,278	1,315
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	—	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	—	85,232	436	434
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	—	88,503	525	540
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	—	396,073	1,666	1,691
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	—	100,960	515	515
		Nashville, TN	6050 Dana Way	Antioch	TN	—	117,600	410	435
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	—	160,140	1,007	984
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	—	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	—	120,680	598	615
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	—	229,605	1,693	1,230
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	—	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	—	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	—	540,349	2,444	2,398
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	—	163,680	752	748
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	—	136,495	607	607
	7/31/2026	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	—	97,934	501	480
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	—	270,252	1,433	1,403
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	—	149,415	821	816
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	—	163,680	669	705
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	—	769,500	2,696	2,735
		Nashville, TN	6050 Dana Way	Antioch	TN	—	67,200	394	393

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	9/30/2026	Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	—	186,336	1,109	1,108
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	—	510,400	2,365	1,768
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	—	177,320	962	943
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	—	639,800	2,796	2,768
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	—	649,250	2,883	2,890
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	—	408,000	1,549	1,556
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	—	241,977	1,146	1,277
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	—	402,648	1,507	1,727
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	—	179,530	787	781
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	—	168,480	787	751
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	—	446,500	1,240	1,158
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	68,420	388	390
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	—	1,466,000	6,200	6,328
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	—	195,000	1,052	1,024
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	—	1,505,000	6,560	6,580
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	—	849,275	2,994	3,015
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	—	499,500	2,080	2,048
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	—	994,013	3,945	3,457
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	—	400,522	1,449	1,422
	9/30/2027	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	16	330,176	2,068	1,865
		Memphis, TN	1550 Hwy 302	Byhalia	MS	—	615,600	2,439	2,518
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	36,274	266	254
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	—	1,062,055	3,944	3,973
	12/31/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	—	334,222	2,572	2,487
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	—	1,121,120	3,737	3,731

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2028	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	140,330	5,135	5,128
	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	—	151,691	759	600
		Nashville, TN	6050 Dana Way	Antioch	TN	—	50,400	309	297
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	—	233,190	1,359	1,298
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	—	63,840	309	308
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	—	907,675	4,223	3,973
2029	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	—	275,400	1,420	1,349
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	—	1,170,218	4,101	3,872
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	—	716,080	2,751	2,750
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	—	1,214,526	4,278	4,129
	9/30/2029	Indianapolis, IN	1621 Veterans Memorial Pkwy. E.	Lafayette	IN	—	309,400	1,427	1,241
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	—	1,034,200	2,931	2,835
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	—	194,796	983	931
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	—	705,661	2,857	2,767
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	—	235,600	1,263	1,185
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	—	473,280	2,138	2,004
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	—	468,300	1,669	1,588
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	—	855,878	4,388	4,454
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	—	1,017,780	3,460	2,979
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	3	1,034,470	3,851	4,010
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	—	1,299,492	5,515	5,282
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	—	120,960	617	588
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	—	617,055	3,014	2,857
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	—	801,424	4,193	4,017
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	—	213,200	1,043	987

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2031	3/31/2031	Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	—	530,400	2,190	2,042
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	—	344,700	1,726	1,625
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	—	352,275	1,543	1,435
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	—	328,000	1,646	1,479
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	—	276,705	1,590	1,494
	11/30/2031	Indianapolis, IN	3751 S. CR 500 E.	Whitestown	IN	—	1,016,244	3,897	3,628
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	—	400,400	2,368	2,261
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	—	161,982	1,274	1,137
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	—	232,500	1,271	1,160
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	—	352,655	1,903	1,710
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	—	143,664	938	897
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	—	—	2,123	2,131
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	—	544,320	2,411	2,204
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	—	201,784	4,498	4,167
	9/30/2033	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	—	250,410	1,057	798
2034	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	—	813,126	4,196	4,072
	12/31/2034	Greenville/Spartanburg, SC	21 Inland Pkwy.	Greer	SC	—	1,318,680	5,544	5,198
2035	4/30/2035	Greenville/Spartanburg, SC	8201 Reidville Rd.	Greer	SC	14	797,936	4,320	3,710
	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	—	298,653	1,361	1,173
	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	—	189,960	2,204	2,204
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	—	117,440	787	692
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	—	673,425	2,786	2,661
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	—	468,182	4,304	3,880
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	—	215,000	1,872	1,698
	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	—	268,872	2,368	2,000

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	—	132,449	6,773	6,318
N/A	Vacancy	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	—	180,308	—	—
		Nashville, TN	6050 Dana Way	Antioch	TN	—	75,815	—	—
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						52,333,677	$249,069	$240,710

	MULTI-TENANT / VACANCY (5)(6)
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	4 (100%)	210,820	1,292	1,232
	MULTI-TENANT/VACANCY WAREHOUSE/DISTRIBUTION TOTAL						210,820	$1,292	1,232

INDUSTRIAL DEVELOPMENT LEASED LAND
2042	11/5/2042	Phoenix, AZ	501-42-015 B (Parcel Number)	Phoenix	AZ	13	—	7,384	5,228
	INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL						—	7,384	$5,228

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.5% Leased (8)	52,544,497	$257,745	$247,170

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Property Type	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)
OTHER PROPERTIES
SINGLE TENANT
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	1,220	37	37
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	—	Office	202,000	6,642	7,070
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	289,432	4,280	4,197
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	—	Office	169,083	2,014	2,072
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	—	Office	169,218	2,088	2,074
2025	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	2,641	283	283
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	7	Heavy Manufacturing	443,380	1,882	1,933
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	1,975	158	123
2031	11/30/2031	New York/New Jersey	4 Apollo Dr.	Whippany	NJ	12	Office	123,734	2,041	1,833
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	—	Other	—	311	311
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	8,769		—
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	—	1,663	1,663
	SINGLE TENANT OTHER TOTAL							1,411,452	$21,399	$21,596

TOTAL OTHER/WEIGHTED AVERAGE							99.4% Leased	1,411,452	$21,399	$21,596

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE							99.5% Leased (8)	53,955,949	$279,144	$268,766

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)	12/31/2022 Debt Balance ($000)	Debt Maturity (9)
NON-CONSOLIDATED PROPERTIES
NNN MFG COLD JV PROPERTIES
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	10	993,685	20%	1,672	1,627	381,000	01/2024
	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	10	124,539	20%	1,703	2,748	—	—
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	10	424,904	20%	1,698	1,687	—	—
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	10	167,770	20%	709	537	—	—
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	10	539,592	20%	2,630	2,838	—	—
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	10	211,598	20%	990	1,208	—	—
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	10	420,597	20%	2,190	2,532	—	—
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	10	423,280	20%	1,714	1,670	—	—
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	10	221,833	20%	1,062	1,103	—	—
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	10	264,598	20%	861	813	—	—
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	10	246,508	20%	835	800	—	—
	12/31/2028	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	10	289,330	20%	833	735	—	—
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	10	276,782	20%	1,842	1,771	—	—
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	10	311,612	20%	1,872	1,633	—	—
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	10	336,350	20%	1,607	1,459	—	—
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	10	188,166	20%	3,964	3,775	—	—
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	—	260,243	20%	4,194	3,740	25,850	11 /2032
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	10	222,200	20%	704	613	—	—
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	10	180,235	20%	2,825	2,507	—	—
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	10	187,800	20%	2,604	2,302	—	—
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	10	262,095	20%	2,041	1,806
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	10	165,493	20%	3,465	2,766	—	—

NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						100% Leased	6,719,210		$42,015	$40,670	$406,850

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)	12/31/2022 Debt Balance ($000)	Debt Maturity (9)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2023	3/31/2023	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	11	200,569	20%	3,808	3,705	75,960	09/2023
2025	3/14/2025	Dallas/Ft. Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	11	292,700	20%	3,240	3,073	—	—
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	11	111,911	20%	1,628	1,525	—	—
	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	11	138,443	20%	2,534	2,543	—	—
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	11	97,000	20%	1,345	1,285	—	—
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	11	98,849	20%	2,116	2,110	—	—
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	11	42,290	20%	684	683	—	—
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	11	150,000	20%	2,330	2,326	—	—
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	—	201,450	20%	6,025	5,699	46,900	12/2023 01/2033
2033	5/31/2033	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	11	60,736	20%	1,302	1,084	—	—

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE					100% Leased		1,393,948		$25,012	$24,033	$122,860

PROPERTY LEASES AND VACANCIES - 12/31/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 12/31/2022 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2022 ($000)	12/31/2022 Debt Balance ($000)	Debt Maturity (9)

OTHER NON-CONSOLIDATED PROPERTIES
2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	17	274,000	25%	7,111	7,111	48,979	02/2023

OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE					100% Leased		274,000		$7,111	$7,111	$48,979

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE					100% Leased		8,387,158		$74,138	$71,814	$578,689

Footnotes

1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
4	Represents percent leased.
5	Multi-tenant properties are properties less than 50% leased to a single tenant.
6	The multi-tenanted properties incurred approximately $0.4 million in operating expenses, net in 2022.
7	LXP has a 71.1% interest in this property.
8	Percent leased is for Stabilized Portfolio.
9	Interest rates range from 0.25% to 6.424%.
10	All debt is cross-collateralized and cross-defaulted.
11	All debt is cross-collateralized and cross-defaulted.
12	Property held for sale at 12/31/2022.
13	Industrial development land ground lease. LXP has a 95.5% interest in this property.
14	LXP has a 90% interest in this property.
15	Subsequent to 12/31/2022, lease extended to 1/31/2029.
16	Subsequent to 12/31/2022, lease extended to 3/31/2028.
17	Subsequent to 12/31/2022, property sold and related debt satisfied.

MORTGAGES AND NOTES PAYABLE 12/31/2022

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Long Island City, NY		$25,046	3.500%	03/2028	$5,153	$—
Goodyear, AZ		40,935	4.290%	08/2031	2,484	33,399
Industrial Subtotal/Wtd. Avg./Years Remaining (c)		$65,981	3.990%	7.3	$7,637	$33,399

OFFICE (f)
Palo Alto, CA		$7,173	3.970%	12/2023	$7,333	$—
Office Subtotal/Wtd. Avg./Years Remaining (c)		$7,173	3.970%	0.9	$7,333	$—

Subtotal/Wtd. Avg./Years Remaining (c)		$73,154	3.988%	6.7	$14,970	$33,399

CORPORATE (e)
Senior Notes		$198,932	4.400%	06/2024	$8,753	$198,932
Term Loan	(h)	300,000	2.722%	01/2025	8,279	300,000
Revolving Credit Facility	(g)	—	—	07/2026	—	—
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes		400,000	2.375%	10/2031	9,500	400,000
Trust Preferred Notes	(i)	129,120	6.115%	04/2037	8,005	129,120
Subtotal/Wtd. Avg./Years Remaining (c)		$1,428,052	3.159%	6.5	$45,337	$1,428,052

Total/Wtd. Avg./Years Remaining (c)	(d)	$1,501,206	3.200%	6.5	$60,307	$1,461,451

MORTGAGES AND NOTES PAYABLE (CONTINUED) 12/31/2022 ($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (f)	$72,103	$1,051	$—	$73,154
Revolving credit facility borrowings (e)	—	—	—	—
Term loans payable (e)	298,959	1,041	—	300,000
Senior notes payable(e)	989,295	6,409	3,228	998,932
Trust preferred securities (e)	127,694	1,426	—	129,120
Consolidated debt	$1,488,051	$9,927	$3,228	$1,501,206

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.

(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

(c)	Total shown may differ from detailed amounts due to rounding.

(d)	See reconciliations of non-GAAP measures in this document.

(e)	Unsecured.

(f)	Secured.

(g)	Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance.

(h)	Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722%.

(i)	Rate is three month LIBOR plus 170 bps.

DEBT MATURITY SCHEDULE 12/31/2022 ($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2023	$12,265	$—	$—
2024	5,373	—	198,932
2025	5,570	—	300,000
2026	5,773	—	—
2027	5,984	—	—
	$34,965	$—	$498,932

Debt Maturity Profile (1)

Footnotes

(1)	Percentage denotes weighted-average interest rate.

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT
	MUST BE:	12/31/2022
Bank Loans:

Maximum Leverage	< 60%	35.5%
Fixed Charge Coverage	> 1.5x	3.1x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	4.3%
Unsecured Debt Service Coverage	> 2.0x	4.9x
Unencumbered Leverage	< 60%	35.8%

Bonds:

Debt to Total Assets	< 60%	30.8%
Secured Debt to Total Assets	< 40%	1.5%
Debt Service Coverage	> 1.5x	5.4x
Unencumbered Assets to Unsecured Debt	> 150%	326.9%

Footnotes

(1)	The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of December 31, 2022 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance.

COMPONENTS OF NET ASSET VALUE 12/31/2022 ($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties twelve-month net operating income (NOI) (1)
Industrial	$223,585
Other	13,298
Total Net Operating Income	$236,883

LXP's share of non-consolidated twelve-month NOI (1)
NNN OFFICE JV
Office	$4,754
NNN MFG Cold JV
Industrial	$7,930
OTHER JV
Other	$1,590

Other income
Advisory fees	$5,615

NOI for NAV Reconciliation:	Twelve months ended 12/31/2022
NOI as reported	$247,421
Adjustments to NOI:
Disposed of properties	(6,659)
Leases with free rent period	5,772
Leases not commenced	1,739
Held for sale assets	(9,068)
Assets acquired/completed in 2022	(2,410)
Investment in a sales-type lease	(871)
Assets less than 70% leased / Other	959
NOI for NAV	$236,883

In service assets not fairly valued by capitalized NOI method (1)
Consolidated assets acquired/completed (our share) in 2022	$184,698
Consolidated assets less than 70% leased	$45,433

Add other assets:
Assets held for sale - consolidated	$66,434
Investment in a sales-type lease(3)	58,565
Construction in progress	9,221
Developable land - non-consolidated(2)	15,962
Developable land - consolidated(2)	79,906
Development investment(2)	309,594
Cash and cash equivalents	54,390
Restricted cash	116
Accounts receivable	3,030
Other assets	24,314
Total other assets	$621,532

Liabilities:
Corporate level debt (face amount)	$1,428,052
Mortgages and notes payable (face amount)	73,154
Dividends payable	38,416
Liabilities held for sale - consolidated	1,150
Accounts payable, accrued expenses and other liabilities	98,657
Preferred stock, at liquidation value	96,770
LXP's share of non-consolidated mortgages (face amount)	118,187
Total deductions	$1,854,386

Common shares & OP units at 12/31/2022	292,551,938

Footnotes

(1)	NOI for the existing property portfolio at December 31, 2022, includes four quarters of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed into service and assets acquired in 2022. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used.
(2)	At cost incurred.
(3)	Our share at carrying value excluding allowance for credit loss.

NON-GAAP MEASURES DEFINITIONS

LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first Cash Base Rent payment is multiplied by 12. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs.

Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio.

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non-cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

NON-GAAP MEASURES DEFINITIONS

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be

NON-GAAP MEASURES DEFINITIONS

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction.

SELECT CREDIT METRICS DEFINITIONS ($000)

Adjusted Company FFO Payout:	Twelve months ended December 31, 2022		(Debt + Preferred) / Gross Assets:	Twelve months ended December 31, 2022
Common share dividends per share	$0.49		Consolidated debt	$1,488,051
Adjusted Company FFO per diluted share	0.67		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	72.4%		Debt and preferred	$1,584,821

Unencumbered Assets:			Total assets	$4,053,847
Real estate, at cost	$4,466,009		Plus depreciation and amortization:
Held for sale real estate and intangible assets, at cost	141,499		Real estate	800,470
Investment in a sales-type lease(1)	61,325		Deferred lease costs	9,989
Other asset - note receivable	1,470		Held for sale assets	77,632
less encumbered real estate, at cost	(144,386)
Unencumbered assets	$4,525,917		Gross assets	$4,941,938

Unencumbered NOI:			(Debt + Preferred) / Gross Assets	32.1%
NOI	$247,421
Disposed of properties NOI	(6,659)		Debt / Gross Assets:
Adjusted NOI	240,762		Consolidated debt	$1,488,051
less encumbered adjusted NOI	(15,777)
Unencumbered adjusted NOI	$224,985		Gross assets	$4,941,938

Unencumbered NOI %	93.4%		Debt / Gross assets	30.1%

Net Debt / Adjusted EBITDA:			Secured Debt / Gross Assets:
Adjusted EBITDA	$240,305		Total Secure Debt	$72,103

Consolidated debt	$1,488,051		Gross assets	$4,941,938
less consolidated cash and cash equivalents	(54,390)
Non-consolidated debt, net	115,963		Secured Debt / Gross Assets	1.5%
Net debt	$1,549,624
			Unsecured Debt / Unencumbered Assets:
Net debt / Adjusted EBITDA	6.4	x	Consolidated debt	$1,488,051
			less mortgages and notes payable	(72,103)
(Net Debt + Preferred) / Adjusted EBITDA:			Unsecured Debt	$1,415,948
Adjusted EBITDA	$240,305
			Unencumbered assets	$4,525,917
Net debt	$1,549,624
Preferred shares liquidation preference	96,770		Unsecured Debt / Unencumbered Assets	31.3%
Net debt + preferred	$1,646,394

(Net Debt + Preferred) / Adjusted EBITDA	6.9	x

For the 12/31/2021, 12/31/2020 and 12/31/2019 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information. (1) At carrying value excluding allowance for credit loss.

APPENDIX - OTHER PORTFOLIO 12/31/2022

Additional Information
# of Properties	7
Square Feet	1,411,452
% Investment Grade (1)	28.2%
% of ABR(2)	8.0%
% Leased	99.4%
Weighted-Average Age (Years)(3)	31.0
Weighted-Average ABR per SF(4)	$13.99
Weighted-Average Lease Term (Years)(5)	2.4
% with Fixed Escalation(6)	69.2%
Average Annual Rent Escalation(6)	2.2%
Mortgage Debt ($000)	$7,173

LEASE ROLLOVER SCHEDULE
Year	Number of Leases Expiring	ABR as of 12/31/2022 ($000)	ABR as of 12/31/2022	ABR as of 12/31/2021(8)
2023	2	$7,107	35.7%	30.1%
2024	3	8,343	41.9%	36.2%
2025	2	2,216	11.1%	11.3%
2026	0	—	0.0%	1.1%
2027	1	123	0.6%	2.8%
2028	0	—	0.0%	9.6%
2029	0	—	0.0%	0.0%
2030	0	—	0.0%	0.0%
2031	1	1,833	9.2%	7.3%
2032	0	—	0.0%	0.0%
Thereafter	1	311	1.6%	1.3%

Total (7)	10	$19,933	100.0%

Footnotes

(1)	Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(2)	Based on ABR for consolidated properties owned.
(3)	Weighting based on square footage, excluding land parcels.
(4)	Excludes land assets and all vacant square footage.
(5)	Weighting based on ABR.
(6)	Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant). Average Annual Rent Escalation based on next rent step percentages.
(7)	Total shown may differ from detailed amounts due to rounding.
(8)	12/31/2021 is restated based on ABR.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	150 Royall Street, Suite 101
Providence, RI 02940	Canton, MA 02021
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America		Evercore Partners
Camille Bonnel	(416) 369-2140	Wendy Ma	(212) 497-0870

Jefferies & Company, Inc.		J.P. Morgan Chase
Jon Petersen	(212) 284-1705	Anthony Paolone	(212) 622-6682

KeyBanc Capital Markets Inc.		Ladenburg Thalmann & Co., Inc.
Todd Thomas	(917) 368-2286	John Massocca	(212) 409-2543

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